UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8181 Arista Place, Suite 100
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 2, 2025, the Company entered into an employment agreement (the “Employment Agreement”), with Gregory A. Gould, the Company’s newly appointed Chief Financial Officer. The Employment Agreement is effective as of September 1, 2025. The terms of the Employment Agreement are summarized below.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02 (c)	Appointment of New Chief Financial Officer.

As previously disclosed, on June 16, 2025, John Lorbiecki notified Aclarion of his intention to retire from his position as the Company’s CFO. Mr. Lorbiecki will remain with the Company in a non-CFO role through October 1, 2025 to transition the CFO duties to his replacement.

On September 2, 2025, the Company’s board of directors appointed Gregory A. Gould as the Company’s new Chief Financial Officer.

Mr. Gould, age 59, is a senior finance executive with more than two decades of experience in Chief Financial Officer roles, leading multiple small and medium-sized businesses within the biopharmaceutical and national wellness sectors, who brings significant financial and operational experience from both publicly traded and privately held companies. He is a Certified Public Accountant with expertise in building and leading accounting departments, finance teams and reporting systems.

Since January 2023, he had been CFO at Nanos Health LLC, a pre-revenue pharmaceutical startup transforming drug delivery solutions using nanotechnology. From June 2022 to December 2022, he served as CFO at Charlotte’s Web Holdings, Inc. (TSX: CWEB; OTCQB: CWBHF), a market leader in the United States in innovative hemp extract and other botanical-based wellness products. From July 2021 to June 2022, he served as CFO at AJNA Biosciences PBC, a privately held botanical drug development company. From October 2018 to July 2021, Mr. Gould served as CFO and Chief Administrative Officer at NewAge, Inc. (NASDAQ: NBEV), an organic and healthy products company with omnichannel distribution in traditional retail, e-commerce, and direct-to-consumer. After Mr. Gould terminated his employment with NewAge they filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on August 30, 2022.

Mr. Gould has previously served as CFO for a number of public and private healthcare companies, including Evolve Biologics (a division of Therapure Biopharma), Aytu BioPharma, Ampio Pharmaceuticals, SeraCare Life Sciences, Atrix Laboratories, and Colorado MedTech.

Mr. Gould started his career as an auditor at Arthur Andersen LLP. Mr. Gould holds a B.S. degree in Business Administration from the University of Colorado at Boulder.

Item 5.02 (e)	Compensatory Arrangements of Certain Officers.

Under the terms of the Employment Agreement, Mr. Gould will receive an annual base salary, subject to annual adjustments as determined by the board or compensation committee, equal to $262,500. He will also be eligible for an annual bonus of up to 50% of his base salary as determined at the sole discretion of the board or the compensation committee. In addition, the Employment Agreement provides that the executive will be eligible to participate in the Company’s standard incentive and welfare benefit plans and programs.

In connection with Mr. Gould's appointment, the compensation committee of Aclarion's board of directors granted Mr. Gould an inducement stock option for 17,000 shares of Aclarion common stock, which option will vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments over the following three years. This stock option was agreed to and granted as an inducement material to Mr. Gould entering into employment with Aclarion in accordance with Nasdaq Listing Rule 5635(c)(4).

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The options have an exercise price of $7.15 per share, which was equal to the closing price of Aclarion's common stock on the grant date. The options have a 10-year term. The options will become fully vested if Mr. Gould is terminated without cause or he terminates for good reason during the 12-month period following a change in control.

Under the Employment Agreement, if the Company terminates the executive without cause or the executive terminates for good reason, the executive is entitled to receive (i) twelve months of base salary, (ii) nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year.

The Employment Agreement requires Mr. Gould to maintain confidential information regarding the Company and third parties, and to execute the Company’s standard employee invention assignment and non-disclosure agreement. The Employment Agreement also includes typical non-competition and non-solicitation provisions that the executive must comply with for a period of twelve months after termination of employment with the Company.

The above summary does not purport to be a complete summary of the Employment Agreement and is qualified in its entirety by reference to the full text of the Employment agreement, a copy of which is filed herewith as an exhibit and is incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On September 3, 2025, the Company issued a press release announcing the hiring of Mr. Gould, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or any filing under the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement, effective as of September 1, 2025, between Aclarion, Inc. and Gregory A. Gould
99.1	Press Release dated September 3, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARION, INC.

September 3, 2025	By:	/s/ Gregory A. Gould
Name: Gregory A. Gould
Title: Chief Financial Officer

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